UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): July 13, 2017

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MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (“Annual Meeting”) of Maxwell Technologies, Inc. (the "Company") was held on July 13, 2017. At the Annual Meeting, stockholders elected two Class III directors to serve on the Board of Directors until the 2020 Annual Meeting of the Stockholders or until their successors have been duly elected and qualified.
The two directors elected at the Annual Meeting were Richard Bergman and John Mutch. The votes cast for the two elected directors were as follows:

Name	Votes For	% For	Votes Withheld	% Withheld
Richard Bergman	18,614,031	96.48%	679,638	3.52%
John Mutch	18,473,489	95.75%	820,180	4.25%
The second matter voted on by the stockholders of the Company was the ratification of the appointment of BDO USA LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The appointment was ratified and the votes cast were as follows:

Votes For	Votes Against	Abstain
30,231,753	131,710	151,993
The third matter voted on by the stockholders of the Company was the approval of an amendment to the Company's 2013 Omnibus Equity Incentive Plan, including an increase in the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares. The amendment was approved and the votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,198,141	1,983,322	112,206	11,221,787
The fourth matter voted on by the stockholders of the Company was the approval of an increase in the number of shares of Common Stock reserved for issuance under the Company's 2004 Employee Stock Purchase Plan by 500,000 shares. The increase was approved and the votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,082,555	1,140,736	70,378	11,221,787
The fifth matter voted on by the stockholders of the Company was an advisory vote to approve the compensation of the named executive officers of the Company. The resolution was approved with approximately 94.09% of the votes cast at the Annual Meeting voting in favor of the advisory resolution. The votes cast were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,155,292	1,007,032	131,345	11,221,787
The sixth matter voted on by the stockholders of the Company was an advisory vote to approve the frequency with which future advisory votes on the compensation of the named executive officers of the Company will be conducted. Approximately 10.02% of the votes cast at the Annual Meeting voted in favor of holding future advisory votes on executive compensation every three years, approximately 0.18% of the votes cast voted in favor of holding such future advisory votes every two years and approximately 89.16% of the votes cast voted in favor of holding such future advisory votes every year. In light of this result, the Company’s Board of Directors has determined that the Company will hold an annual stockholder advisory vote to approve the compensation of its named executive officers until the next advisory vote on the frequency of stockholder advisory votes to approve the compensation of its named executive officers. The votes cast were as follows:

1 Year	2 Year	3 Year	Abstain
17,203,465	36,511	1,934,022	119,671

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Date: July 17, 2017